Exhibit 10.35

INSTRUCTIONS FOR LETTER OF TRANSMITTAL
FOR SECURITY HOLDERS (“HOLDERS”)
OF HAWK PARENT HOLDINGS LLC (THE “COMPANY”)

1.	Delivery of Letter of Transmittal and Exhibits. The Letter of Transmittal, together with the exhibits attached hereto (the “Transmittal Documents”), properly completed and duly executed, should be delivered to the Company’s paying and exchange agent, Continental Stock Transfer & Trust Company (in such capacity, the “Paying and Exchange Agent”), at the address below in the envelope enclosed for your convenience. If the space provided on the Letter of Transmittal is inadequate, the applicable information should be listed on a separate schedule to be attached thereto.

THE OUTSTANDING EQUITY INTERESTS OF THE COMPANY (COLLECTIVELY, THE “COMPANY UNITS”) ARE NOT CERTIFICATED AND ARE ONLY RECORDED ON THE BOOKS AND RECORDS OF THE COMPANY. ACCORDINGLY, BY YOUR EXECUTION AND RETURN OF THE LETTER OF TRANSMITTAL, YOU ARE AUTHORIZING THE SURRENDER OF YOUR COMPANY UNITS IN EXCHANGE FOR YOUR ALLOCABLE PORTION OF THE MERGER CONSIDERATION AND AUTHORIZING THE CANCELLATION OF YOUR COMPANY UNITS ON THE BOOKS AND RECORDS OF THE COMPANY.

THE METHOD OF DELIVERY OF ALL TRANSMITTAL DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, BUT IF SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. DELIVERY OF THE DOCUMENTS WILL BE EFFECTIVE, AND TITLE WITH RESPECT TO THE COMPANY UNITS SHALL PASS, ONLY WHEN THE MATERIALS ARE ACTUALLY RECEIVED BY THE EXCHANGE AGENT AT THE ADDRESS BELOW.

2.	Signatures.

a.	If, with respect to any surrendered Company Units, the Letter of Transmittal is signed by a person other than the registered owner of the Company Units or its duly authorized representative (as confirmed by proper evidence satisfactory to the Company and Thunder Bridge Acquisition, Ltd., a Cayman Islands exempted company (together with its successors, “Parent”), such signatures must be guaranteed by a financial institution that is a member of a Securities Transfer Association approved medallion program such as STAMP, SEMP or MSP (an “Eligible Institution”).

b.	If the Letter of Transmittal or any instrument of transfer or other exhibit to the Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations or other entities or others, acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence, satisfactory to the Company and Parent, of their authority to do so must be submitted.

3.	Form W-8/W-9; Certificate of Non-Foreign Status. If you are a U.S. person, please enter your social security or employer identification number, and complete, sign and date the attached Internal Revenue Service (“IRS”) Form W-9 and the applicable attached Certificate of Non-Foreign Status. If you are a non-U.S. person, you must provide a properly completed and executed IRS Form W-8BEN (attached) or other Form W-8, which you can obtain from the IRS website at www.irs.gov.

4.	Additional Copies. Additional copies of the Letter of Transmittal may be obtained from the Company at the address listed below.

All questions as to the validity, form and eligibility of any surrender of Company Units will be determined by the Company and Parent, and such determination shall be final and binding on each Holder. The Company and Parent reserve the right to together waive any irregularities or defects in the same. A surrender will not be deemed to have been made until all irregularities have been cured or waived. Neither the Company nor Parent is under any obligation to waive or to provide any notification of any irregularities or defects in the surrender of any Company Units, nor shall the Company or Parent be liable for any failure to give such notification.

All documentation and requests should be sent to the Paying and Exchange Agent at the following address:

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, NY 10004

Attn: [_______________]
Facsimile No.: [______________]
Telephone No.: [______________]
Email: [_____________]

Method of delivery of the documents is at the option and risk of the Holder. See Instruction 1.

All Holders, please mail or deliver each of the following:

☐	An original of this Letter of Transmittal, completed and duly executed by Holder.

☐	If you are a U.S. person, a completed and executed IRS Form W-9 and the applicable Certificate of Non-Foreign Status, the forms of which are attached as Exhibit A-1 and A-2. If you are a non-U.S. a person, a completed and executed IRS Form W-8BEN the form of which is attached as Exhibit A-3 (or other applicable Form W-8).

☐	If required, as described in the instructions, an original instrument of transfer, duly executed by Holder, the form of which is attached as Exhibit B.

Please return all documents to the Company using the address set forth in the instructions.

LETTER OF TRANSMITTAL

To Exchange Equity Interests of Hawk Parent Holdings LLC for Class A Units of Hawk Parent Holdings LLC and Cash Consideration Pursuant to the Merger of Hawk Parent Holdings LLC and TB Acquisition Merger Sub LLC

This letter of transmittal (this “Letter of Transmittal”) is being furnished in connection with the merger of TB Acquisition Merger Sub LLC, a Delaware limited liability company (“Merger Sub”) and a wholly-owned subsidiary of Thunder Bridge Acquisition Ltd., a Cayman Islands exempted company (including any successor entity thereto, including upon the Domestication (as defined below), “Parent”), with and into Hawk Parent Holdings LLC, a Delaware limited liability company (the “Company”), pursuant to the Agreement and Plan of Merger, dated as of January 21, 2019 (as amended, the “Merger Agreement”), by and among Parent, Merger Sub, the Company and solely in its capacity thereunder as the Company Securityholder Representative, CC Payment Holdings, L.L.C., a Delaware limited liability company (the “Company Securityholder Representative”). Pursuant to the Merger Agreement, and subject to the terms and conditions set forth therein, (a) Parent will domesticate into a Delaware corporation in accordance with the applicable provisions of the Companies Law (2018 Revision) of the Cayman Islands, as amended, and the Delaware General Corporate Law, as amended (the “Domestication”), and (ii) Merger Sub will merge with and into the Company, with the Company continuing as the surviving limited liability company (the “Merger” and, collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”) and a subsidiary of Parent, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Delaware Limited Liability Company Act. Any capitalized term used but not defined in this Letter of Transmittal will have the meaning ascribed to such term in the Merger Agreement.

The undersigned holder (“Holder”) of units representing limited liability company and other equity interests in the Company, including the Company Profits Units and the Company’s Preferred Units (as defined in the Company LLC Agreement) (the “Company Units”), understands that this Letter of Transmittal is being delivered to the Company’s paying and exchange agent, Continental Stock Transfer & Trust Company (in such capacity, the “Paying and Exchange Agent”) for the benefit of Parent and the Company and in connection with, and as a condition to the consummation of the Transactions, and that the Company and Parent are consummating the Transactions in reliance upon the representations, warranties, covenants and agreements of Holder set forth in this Letter of Transmittal.

IN ADDITION, HOLDER HAS READ, UNDERSTANDS AND AGREES TO ALL OF THE TERMS AND CONDITIONS SET FORTH IN THE MERGER AGREEMENT, THE TRANSACTION DOCUMENTS, THE MATERIALS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS BEFORE COMPLETING ANY OF THE INFORMATION BELOW.

Please read carefully this entire Letter of Transmittal and the accompanying instructions before completing any of the boxes below.

1. Representations and Warranties of Holder. Holder hereby represents, warrants and covenants to the Company and Parent as follows as of the date of this Letter of Transmittal and as of the Effective Time:

(a) Ownership of Securities. Holder has beneficial ownership over, is the lawful owner of, and has good and valid title to, the number, type, class and series of the Company Units set forth in Schedule 1 below (the “Holder Units”), free and clear of any and all pledges, mortgages, encumbrances, charges, proxies, voting agreements, liens, adverse claims, options, security interests and demands of any nature or kind whatsoever (other than those imposed by applicable securities laws, the Company’s articles of formation or operating agreement or the grant agreements by which any Company Units were issued, each as in effect on the date hereof.

(b) Binding Agreement. Holder has all requisite power, authority and legal capacity to execute and deliver this Letter of Transmittal and the other Transmittal Documents, and to surrender and deliver the Company Units. This Letter of Transmittal and each other Transmittal Document constitutes a legal, valid and binding obligation of Holder, enforceable against Holder in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles).

(c) No Conflicts. No filing with, or notification to, any governmental authority, and no consent, approval, authorization or permit of any other person or entity is necessary for the execution or delivery of this Letter of Transmittal or any other Transmittal Document by Holder or in order for Holder to validly surrender and deliver the Holder Units. None of the execution and delivery of this Letter of Transmittal or any other Transmittal Document by Holder or the valid surrender and delivery of the Holder Units by Holder will (i) conflict with or result in any breach of the organizational documents of Holder, if applicable, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any contract or obligation to which Holder is a party or by which Holder or the Holder Units or its other assets may be bound, or (iii) violate any applicable law or order, except for any of the foregoing in clauses (i) through (iii) as would not reasonably be expected to impair in any material respect Holder’s ability to perform its obligations under this Letter of Transmittal or the other Transmittal Documents.

2. Escrow. Holder acknowledges and agrees that Pursuant to Section 2.2(a)(iii) of the Merger Agreement, at the consummation of the Transactions (the “Closing”), (a) 60,000 Surviving Company Membership Units (together with any equity securities paid as distributions with respect to such equity securities or into which such securities are exchanged or converted, the “Adjustment Escrow Units”) will be deducted from the equity merger consideration issuable to the equity holders of the Company at the Closing and will be set aside in escrow, together with any dividends, distributions or other income thereon, and held by Continental Stock Transfer & Trust Company, as escrow agent (in such capacity, the “Escrow Agent”), in accordance with the terms of the Escrow Agreement to be entered into between Parent, the Company Securityholder Representative and the Escrow Agent (the “Escrow Agreement”) to be used, along with any interest, dividends, gains and other income paid on or otherwise accruing on the Adjustment Escrow Units, as the sole source of remedy for the benefit of Parent for post-closing merger consideration adjustments under Section 2.5 of the Merger Agreement, (b), if at such time there has not if there has not been either (i) a binding agreement between the Company and the applicable counterparties under the Unit Purchase Agreement, dated as of July 22, 2016, by and among Hawk Buyer Holdings LLC, Repay Holdings, LLC, NCP Payment Systems, LLC and the persons listed on Annex A thereto (the “NCP Agreement”) or (ii) a final and binding determination as to whether there is a payment required to be made in satisfaction of the Earn-Out Payment Amount (as defined in the NCP Agreement) as determined based on the Final Earn-Out Revenue Amount (as defined in the NCP Agreement) in accordance with the terms of the NCP Agreement, then $14,048,595 (the “NCP Contingent Payment Escrow Amount”) will be deducted from the cash merger consideration payable to the equity holders of the company at the Closing and will be set aside in escrow, together with any dividends, distributions or other income thereon, and held by the Escrow Agent in accordance with the terms of the Escrow Agreement to be used to satisfy the remaining earn-out payments under the NCP Agreement, and with any remaining amounts to be distributed to the Company equity holders, and (c) $150,000 (the “Additional Escrow Amount”) will be deducted from the cash merger consideration payable to the equity holders of the company at the Closing and will be set aside in escrow, together with any dividends, distributions or other income thereon, and held by the Escrow Agent in accordance with the terms of the Escrow Agreement to be used to satisfy certain indemnification obligations Section 6.2(h) of the Merger Agreement, and with any remaining amounts to be distributed to the Company equity holders, with any obligations with respect to the Adjustment Escrow Units, the NCP Contingent Payment Escrow Amount and the Additional Escrow Amount being borne by the Company equity holders pro rata based on their equity interests in the Company as of the Closing.

3. Disposition of Company Units. Pursuant to the Merger Agreement, Holder hereby surrenders and delivers Holder’s Company Units in exchange for Holder’s pro rata share of the Merger Consideration, subject to the terms and conditions of the Merger Agreement and the Escrow Agreement. Holder hereby authorizes and instructs Parent to prepare in the name of and deliver to the address indicated below book-entry shares representing the portion of the Equity Consideration due to Holder as a result of the Transactions.

4. Appointment of Company Securityholder Representative to Act on Holder’s Behalf.

(a) By the execution and delivery of this Letter of Transmittal, Holder on behalf of itself and its successors and assigns, hereby agrees to the provisions of Section 1.7 of the Merger Agreement and irrevocably appoints the Company Securityholder Representative as the representative, attorney-in-fact and agent of Holder in connection with the Transactions and in any litigation or arbitration involving the Merger Agreement or the Transaction Documents. In connection therewith, the Company Securityholder Representative is authorized to do or refrain from doing all further acts and things, and to execute all such documents as the Company Securityholder Representative shall deem necessary or appropriate, and shall have the power and authority to, in each case, in the name and on behalf of Holder (in each case, to the extent of Holder’s capacity as such and, for clarity, not with respect to any employment or similar matters): (i) act for Holder with regard to all matters pertaining to the Merger Agreement and the Transaction Documents; (ii) act for the Holder to transact matters of litigation or arbitration with regard to all matters pertaining to the Merger Agreement and the Transaction Documents; (iii) execute and deliver all amendments, waivers, ancillary agreements, certificates and documents that the Company Securityholder Representative deems necessary or appropriate in connection with the consummation of the Transactions, including, without limitation, the Surviving Company Certificate of Formation, the Surviving Company Amended and Restated Limited Liability Company Agreement, the Exchange Agreement, the Tax Receivable Agreement, the Registration Rights Agreement and the Stockholders Agreement; (iv) receive funds, make payments of funds and give receipts for funds; (v) do or refrain from doing, on behalf of Holder, any further act or deed that the Company Securityholder Representative deems necessary or appropriate in the Company Securityholder Representative’s discretion relating to the subject matter of the Merger Agreement and the Transaction Documents, in each case as fully and completely as Holder could do if personally present; (vi) give and receive all notices required to be given or received by Holder under the Merger Agreement and the Transaction Documents; (vii) give any written direction to the Escrow Agent or the Paying Agent or Exchange Agent on behalf of Holder; (viii) agree to, negotiate and/or comply with the determination of the Final Closing Adjustment Statement and the Final Closing Adjustment pursuant to Section 2.5 of the Merger Agreement, and any determinations of whether the Earn Out Units are earned pursuant to Section 2.6 of the Merger Agreement; and (ix) receive service of process in connection with any claims under the Merger Agreement and the Transaction Documents.

(b) Holder acknowledges and agrees that the Company Securityholder Representative Expense Amount will be deducted from the Merger Consideration otherwise deliverable to the Company Equity Holders, and will be held by the Company Securityholder Representative to reimburse the Company Secuityholder Representative for its reasonable out-of-pocket expenses incurred in the performance of its duties (including the reasonable fees and expenses of counsel) under the Merger Agreement, and Holder will bear its pro rata portion of such expenses through the Company Securityholder Representative Expense Amount. Holder acknowledges and agrees that the Company Securityholder Representative shall not be liable for any liabilities, losses, claims, damages, costs or expenses (including legal expenses and costs) while acting in good faith and in the exercise of its reasonable judgment and arising out of or in connection with the acceptance or administration of its duties under the Merger Agreement.

(c) Holder acknowledges and agrees that: (i) the provisions of Section 1.7 of the Merger Agreement and this Section 4 are independent and severable, are irrevocable and coupled with an interest and shall be enforceable notwithstanding any rights or remedies that Holder may have in connection with the Transactions; and (ii) Section 1.7 of the Merger Agreement and this Section 4 shall be binding upon the executors, heirs, legal representatives, personal representatives, successor trustees, assignees and successors of Holder, and any references in this Letter of Transmittal to Holder shall mean and include the successors to the rights of Holder hereunder, whether pursuant to testamentary disposition, the Laws of descent and distribution or otherwise.

5. No Recourse. Except with respect to (x) Fraud Claims or (y) those covenants and agreements contained in the Merger Agreement or in any Transaction Document that by their terms are to be performed in whole or in part after the Closing (or representations and warranties made after the Closing in a Transaction Document) (the “Excluded Matters”), Holder hereby covenants, agrees and acknowledges that, effective immediately following the Closing, no Persons other than the Surviving Pubco and the Surviving Company shall have any liabilities, obligations, commitments (whether known or unknown or whether contingent or otherwise) under the Merger Agreement or any Transaction Document, and that, notwithstanding that the Parent Sponsor, the Company Sponsor, or their respective managers, members or general partners may be partnerships or limited liability companies, Holder has no right of recovery under the Merger Agreement or any Transaction Document, or any claim based on such liabilities, obligations, commitments against, and no personal liability shall attach to, the former, current or future equity holders, controlling Persons, directors, officers, employees, agents, Affiliates, members, managers or general or limited partners of any of the Surviving Pubco or the Surviving Company or any former, current or future stockholder, controlling Person, director, officer, employee, general or limited partner, member, manager, Affiliate or agent of any of the foregoing (collectively, but not including the Parent or Merger Sub, a “Non-Recourse Party”), through the Surviving Pubco or the Surviving Company or otherwise, whether by or through attempted piercing of the corporate veil, by or through a claim by or on behalf of the Surviving Pubco or the Surviving Company (or their respective successors) against any Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or Law, or otherwise. Without limiting the foregoing, other than with respect to any Excluded Matters, Holder acknowledges and agrees that no claim will be brought or maintained by Holder or any of its former, current or future general or limited partners, stockholders, direct or indirect equity holders, controlling Persons, managers, members, directors, officers, employees, Affiliates, affiliated (or commonly advised) funds, representatives, agents or any of their respective assignees or successors or any former, current or future general or limited partner, stockholder, direct or indirect equity holder, equity financing source, controlling Person, manager, member, director, officer, employee, Affiliate, affiliated (or commonly advised) fund, representative, agent, assignee or successor of any of the foregoing against any Non-Recourse Party that is not otherwise expressly identified as a party to the Merger Agreement, and no recourse will be brought or granted against any of them, by virtue of or based upon any alleged misrepresentation or inaccuracy in or breach or nonperformance of any of the representations, warranties, covenants or agreements of any party to the Merger Agreement set forth or contained in therein, any exhibit or schedule thereto, any other document contemplated thereby or any certificate, opinion, agreement or other document of the Company or any other Person delivered thereunder.

{remainder of page intentionally left blank; signature page follows}

IMPORTANT — HOLDERS SIGN HERE

(Must be signed by registered Holder(s) exactly as name(s) appear(s) on the Company’s books and records and/or on a security position listing or by person(s) authorized to become registered holder(s) as evidenced by documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 2.)

Method of delivery of the Transmittal Documents is at the option and risk of the Holder. See Instruction 1.

Print Name of Holder: _______________________________________________________________________________

Signature(s): _____________________________________________________________________________________

Print Name of Signatory (if signing on behalf of an entity Holder): _____________________________________________

Title (if signing on behalf of an entity Holder): ____________________________________________________________

Mailing Address: __________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

Area Code and Telephone Number: ____________________________________________________________________

Email Address: ___________________________________________________________________________

Dated: ____________________, 2019

Payment Instructions for Cash Consideration:

☐ Check (unless otherwise specified below, the check will be sent to the mailing address provided above)	☐ Wire Payment

Alternative Mailing Address:	Bank Name: _________________________________________

___________________________________________	Bank Address: _______________________________________
___________________________________________
___________________________________________	___________________________________________________
___________________________________________
ABA #: ____________________________________________

Account #: _________________________________________

Account Name: ______________________________________

Swift Code: _________________________________________

Reference: __________________________________________

GUARANTEE OF SIGNATURE(S)

(See Instruction 2)

Complete ONLY if required by Instruction 2.

FOR USE BY ELIGIBLE INSTITUTION ONLY.

PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Firm:

By:

Title:

Date:

Address

Schedule 1

Holder Units

Names(s) and Address(es) of Registered Owner(s) (Please fill in, if blank, exactly as name(s) appear(s) on the records of the Company)	Company Units (Attach additional list if necessary)
Number and Class, Type or Series of Company Units ______________________________________________ ______________________________________________ ______________________________________________

IMPORTANT TAX INFORMATION

Backup Withholding

U.S. federal income tax law generally requires that if your Company Units are accepted for payment, you or your assignee (in either case, the “Payee”), if such Payee is a U.S. person, must provide the Paying and Exchange Agent (the “Payor”) with the Payee’s correct Taxpayer Identification Number (“TIN”), which, in the case of a Payee who is an individual, is the Payee’s social security number. A “U.S. person” is an individual who is a U.S. citizen or U.S. resident alien, a partnership, corporation, company or association created or organized in the United States or under the laws of the United States, or any political subdivision thereof, an estate (other than a foreign estate) or a domestic trust (as defined in Treasury Regulations Section 301.7701-7).

If the Payor is not provided with the correct TIN or an adequate basis for an exemption, the Payee may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”) and backup withholding (currently at a rate of 24%) of the gross proceeds received pursuant to the Merger. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount withheld provided that the required information is timely furnished to the IRS. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

To prevent backup withholding, each Payee must provide such Payee’s correct TIN by completing the IRS Form W-9 attached hereto, certifying that (a) the TIN provided is correct, (b) (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the IRS that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the Payee that such Payee is no longer subject to backup withholding, and (c) the Payee is a U.S. person (including a U.S. resident alien).

If the Payee is a U.S. person but does not have a TIN, such Payee should consult the enclosed Instructions for IRS Form W-9 for instructions on applying for a TIN and apply for and receive a TIN prior to submitting the IRS Form W-9. If the Payee is a U.S. person and does not provide such Payee’s TIN to the Payor by the time of payment, backup withholding may apply.

If the Company Units are held in more than one name or not in the name of the actual owner, consult the W-9 Specific Instructions for information on which TIN to report.

Certain Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, exempt Payees should furnish their TIN and complete the “Exemptions” portion of the IRS Form W-9. See the Instructions for IRS Form W-9 for additional instructions. In order for a non-U.S. Payee to qualify as exempt, such person must submit a properly completed the enclosed IRS Form W-8BEN or other appropriate and properly completed Form W-8 signed under penalties of perjury attesting to such exempt status. Such forms may be obtained from the Paying Agent or the IRS at its website: www.irs.gov.

Other Withholding

Under U.S. federal income tax law, withholding may be required in an amount equal to ten percent of the “amount realized” as that term is defined for U.S. federal income tax purposes on the surrender of Company Units herewith, unless the holder provides an affidavit, signed under penalty of perjury, stating the holder’s TIN and that the holder is not a foreign person for U.S. federal income tax purposes. To prevent such withholding, a holder that is a U.S. person must, under penalty of perjury, complete the attached Certificate of Non-Foreign Status (for either an individual or entity as applicable). If the holder is an entity which is an entity disregarded as separate from its owner for U.S. federal income tax purposes, the owner of such entity should complete the applicable Certificate of Non-Foreign Status. If withholding results in an overpayment of taxes, a refund from the IRS may be obtained.

Failure to complete the information requested on the attached Certificate of Non-Foreign Status may result in withholding on any payment made to you. If you are not a U.S. person for U.S. federal income tax purposes, you are not able to complete the attached Certificate of Non-Foreign Status.

The description contained herein is for informational purposes only. Please contact your tax advisor regarding the U.S. federal, state, local, and other tax consequences of the Merger and any withholding and reporting rules that may apply.

Exhibit A-1

IRS Form W-9

TO BE COMPLETED BY ALL U.S. HOLDERS

(See Instruction 3)

[Complete attached Form W-9]

Exhibit A-2

Certificate of Non-Foreign Status

TO BE COMPLETED BY ALL U.S. HOLDERS

(See Instruction 3)

[Complete attached form]

Exhibit A-2

CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. In addition, Section 1446(f) of the Code provides that a transferee of an interest in a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) must withhold tax if any portion of any gain on the disposition of that partnership interest would be treated as effectively connected income under Section 864(c)(8) of the Code and if the transferor is a foreign person. For U.S. tax purposes (including Section 1446(f) of the Code), the owner of a disregarded entity (which has legal title to an interest in a partnership under local law) will be the transferor and not the disregarded entity. To inform the transferee that withholding of tax is not required in connection with the sale of limited liability company interests in Hawk Parent Holdings LLC (the “Company”) by [ ] (“Holder”), pursuant to the Agreement and Plan of Merger, dated as of January [ ], 2019, the undersigned hereby certifies the following on behalf of Holder:

a. Holder is not a [nonresident alien] / [foreign corporation, foreign partnership, foreign trust, or foreign estate] (as such term[s] [is] / [are] defined in the Code and the Income Tax Regulations);

b. Holder is not a disregarded entity as defined in Treasury Regulation Section 1.1445-2(b)(2)(iii);

c. Holder’s [taxpayer identification number] / [U.S. employer identification number] is [ ]; and

d. Holder’s [home] / [office] address is [ ].

Holder understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete[, and I further declare that I have authority to sign this document on behalf of Holder].

[Date]	By:
Name:
Title:

Exhibit A-3

Form W-8BEN

FORM W-8BEN (OR OTHER APPLICABLE FORM W-8) TO BE COMPLETED BY ALL NON-U.S. HOLDERS

(See Instruction 3)

[Complete attached Form W-8BEN]

Exhibit B

Form of Instrument of Transfer

TO BE COMPLETED BY HOLDERS OF COMPANY UNITS
WHERE THE LETTER OF TRANSMITTAL IS NOT SIGNED BY THE
REGISTERED OWNER OF THE UNIT(S)

(See Instruction 2)

[Complete attached Form of Instrument of Transfer]

13